UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 13, 2005


                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number) Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                       Not Applicable
--------------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information
-------------------------------

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

           On June 13, 2005 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its second quarter ended April 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.

        The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------

           (c)Exhibits:

Exhibit No.           Description
-----------           -----------

        99.1         Press Release, dated June 13, 2005,
                     of Foodarama Supermarkets, Inc.
                     Re: Consolidated Financial Results

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FOODARAMA SUPERMARKETS, INC.
                          ----------------------------
                                 (REGISTRANT)


                          By: /S/ Michael Shapiro
                             --------------------
                              Michael Shapiro
                              Senior Vice President
                              Chief Financial Officer


Date: June 13, 2005

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1    Press Release, dated June 13, 2005 of
        Foodarama Supermarkets, Inc. Re: Consolidated
        Financial Results

                                                                    EXHIBIT 99.1

                                              Foodarama Supermarkets, Inc.
                                              Building 6, Suite 1
                                              922 Highway 33
                                              Freehold,  N.J. 07728

                                              CONTACT:  Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        (732) 294-2270


FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
SECOND QUARTER AND SIX MONTHS  RESULTS


        Freehold, N.J., June 13, 2005 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended April 30, 2005 totaled $292,035,000, compared to $278,693,000 in the prior year period. Same store sales from the twenty three stores operated in both periods decreased 3.3% period to period. The decrease was primarily due to the effect of competitive store openings and the impact from the opening of new Foodarama locations on several of its existing stores. Sales for the current quarter included the operations of new locations in Lawrenceville and Aberdeen, New Jersey opened in April 2004 and May 2004, respectively, as well as the location in Bordentown, New Jersey purchased from Wakefern Food Corporation in June 2004.

        In the current quarter net income was $54,000 or $.05 per diluted share. The Company's earnings before interest taxes, depreciation and amortization ("EBITDA") for the second quarter ended April 30, 2005 were $10,295,000.

        For the thirteen weeks ended May 1, 2004 net income was $956,000 or $.93 per diluted share. The Company's EBITDA for the second quarter ended May 1, 2004 were $10,341,000.

        Sales for the 26 weeks ended April 30, 2005 were $609,624,000 compared to $572,536,000 in the prior year period. Same store sales from the twenty three stores in operation in both periods decreased 1.5% period to period. The decrease was primarily due to the effect of competitive store openings and the impact from the opening of new Foodarama locations on several of its existing stores. Sales for the current 26 week period included the operations of the new Lawrenceville and Aberdeen, New Jersey locations, as well as the location in Bordentown, New Jersey.

        For the 26 weeks ended April 30, 2005 the Company reported net income of $307,000 or $.29 per diluted share. The Company's EBITDA for the six months ended April 30, 2005 were $21,032,000.

        For the 26 weeks ended May 1, 2004 net income was $2,196,000 or $2.15 per diluted share. The Company's EBITDA for the six months ended May 1, 2004 were $20,910,000.

        EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                              Thirteen Weeks Ended      Twenty Six Weeks Ended
                              --------------------      ----------------------
                         April 30, 2005  May 1, 2004  April 30, 2005 May 1, 2004
                         --------------  -----------  -------------- -----------

Net income               $    54,000      $  956,000   $  307,000  $  2,196,000
Add:
 Interest expense, net     4,606,000       3,817,000    9,230,000     7,574,000
 Income tax provision         34,000         587,000      189,000     1,347,000
 Depreciation              5,498,000       4,881,000   10,992,000     9,566,000
 Amortization                103,000         100,000      314,000       227,000
                         -----------     -----------  -----------   -----------

EBITDA                   $10,295,000     $10,341,000  $21,032,000   $20,910,000
                         ===========     ===========  ===========   ===========

                        FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES Consolidated Operating Highlights (Unaudited)




For the 13 Weeks Ended                          April 30, 2005   May 1, 2004
-----------------------------                   --------------   -----------


Sales.......................................    $ 292,035,000   $ 278,693,000
Net income .................................           54,000         956,000
Net income per diluted share................             $.05            $.93
Average shares outstanding..................        1,032,098       1,026,595
EBITDA......................................    $  10,295,000   $  10,341,000



For the 26 Weeks Ended                          April 30, 2005   May 1, 2004
-----------------------------                   --------------   -----------


Sales.......................................    $ 609,624,000  $ 572,536,000
Net income..................................          307,000      2,196,000
Net income per diluted share................             $.29          $2.15
Average shares outstanding..................        1,033,451      1,020,607
EBITDA......................................    $  21,032,000  $  20,910,000